Supplement to the
Fidelity® Convertible
Securities Fund
January 27, 2001
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 20.

Lawrence Rakers is manager of Convertible Securities, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1993, Mr. Rakers has worked as a research analyst and manager.

CVS-01-01 June 21, 2001
1.483705.106